AMENDMENT NO. 10

                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             EFFECTIVE MARCH 1, 2005

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")


Effective October 6, 2008, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds and update fund names. To effect these changes, the following provision of this Agreement is hereby amended:

|X| Schedule B-2, SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT, Amendment #6, is hereby replaced by the attached Schedule B-2.


Jackson National Life Insurance              ACE Tempest Life Reinsurance Ltd.
Company of New York


By  ______Lisa C. Drake_______________      By  ____Huan Tseng_________________

Name ____Lisa C. Drake________________      Name __Huan Tseng__________________

Title  ___SVP and Chief Actuary_______      Title  _SVP & Chief Pricing Officer

Date  _________________________________      Date ______________________________

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

------------------------------- ------------------------------------------------------------------------ -------------------------
FUND NAME                       COMMENT                                                                  PRODUCT AVAILABILITY
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM                         International  Growth  Fund Named  changed  from  JNL/Putnam             All
                                International   Equity  Fund  on  5/2/05  and  from  JNL/JPM
                                International Equity Fund on 12/3/2007
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Large Cap                                                                                        All
Growth Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Global Real             New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective         All
Estate Fund                     10/6/2008
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Small Cap                                                                                        All
Growth Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital                     Guardian  Global  Balanced  Fund Name  changed  from JNL/FMR             All
                                Balanced Fund effective  4/30/2007 and from JNL/FI  Balanced
                                Fund effective 12/3/2007
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
 JNL/Capital Guardian Global    Name changed from JNL/Select Global Growth Fund effective 12/3/2007      All
Diversified Research Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian            New 12/3/2007                                                            All
International Small Cap Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
 JNL/Capital Guardian U.S.      Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007   All
Growth Equity Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Credit Suisse Global        New 1/16/2007                                                            All
Natural Resources
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Credit Suisse Long/Short     New 1/16/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Eagle Core Equity Fund                                                                                All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Eagle Small Cap                                                                                       All
Equity Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton           New 1/16/2007                                                            All
Founding Strategy
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton           New 1/16/2007                                                            All
Global Growth
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton           New 5/1/2006                                                             All
Income Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton           New 1/16/2007                                                            All
Mutual Shares
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton           New 5/2/05                                                               All
Small Cap Value Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Core           Name changed from JNL/Salomon Brothers Strategic Bond Fund effective     All
Plus Bond Fund                   5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Emerging       New 10/6/2008                                                            All
Markets Debt Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Mid Cap        New 5/2/05                                                               All
Value Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Short          New 5/1/2006                                                             All
Duration Bond Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/JPMorgan International                                                                                All
Value Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/JPMorgan Mid Cap             Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from   All
Growth Fund                      JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI
                                 Mid-Cap Equity Fund effective 12/3/2007.  Also, the JNL/Putnam Midcap
                                 Growth Fund was merged into this fund effective 12/3/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ JPMorgan U.S. Government    Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund    All
& Quality Bond Fund              effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality
                                 Bond Fund effective 4/30/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Lazard Emerging              New 5/1/2006                                                             All
Markets Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Lazard Mid Cap               Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008      All
Equity Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Lazard Small Cap             Name changed from JNL/Lazard Small Cap Value Fund effective 3/31/2008    All
Equity Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/M&G Global Basics Fund       New 10/6/2008                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/M&G Global Leaders Fund      New 10/6/2008                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 4/30/2007                                                            All
10 x 10 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management     Effective 5/1/2006, the JNY version was merged into the JNL version.     All
25 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
Bond Index Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
Communications Sector Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
Consumer Brands Sector Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    Name changed from JNL/Mellon Capital Management Energy Sector Fund on    All
Oil & Gas Sector Fund            5/2/2005
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital                                                                                        All
Management Enhanced S&P 500
Stock Index Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 10/6/2008                                                            All
European 30 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
Financial Sector Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
International Index Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 4/30/2007                                                            All
Index 5 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    Effective 4/30/2007, the JNL/Mellon Capital Management Dowsm 10 Fund ,   All
JNL 5 Fund                       the JNL/Mellon Capital Management S&P(R) 10 Fund , and the JNL/Mellon
                                 Capital Management Global 15 Fund merged with this fund.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 5/1/2006                                                             All
JNL Optimized 5 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    Name changed from JNL/Mellon Capital Management                          All
Healthcare Sector Fund           Pharmaceutical/Healthcare Sector Fund on 5/2/05
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital
Management NYSE(R)               New 4/30/2007.                                                           All
International 25 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 10/6/2008                                                            All
Pacific Rim 30 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 4/30/2007.                                                           All
S&P (R) SMid 60 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    New 5/1/2006                                                             All
S&P (R) 24 Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
S&P 400 Mid Cap Index Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
S&P 500 Index Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management    Effective 5/1/2006, the JNY version was merged into the JNL version.     All
Select Small-Cap Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
Small Cap Index Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                             All
Technology Sector Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital               New 1/17/2006                                                            All
Management Dow SM Dividend
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital                                                                                        All
Management VIP Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Mgmt          Name changed from JNL/Mellon Capital Nasdaq(R) 15 Fund effective         All
Nasdaq 25(R) Fund                12/3/2007
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Mgmt          Name changed from JNL/Mellon Capital Management Value Line(R) 25 Fund    All
Value Line 30(R) Fund            effective 12/3/2007
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Oppenheimer Global                                                                                    All
Growth Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PAM Asia ex-Japan Fund       New 3/31/2008                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PAM China-India Fund         New 3/31/2008                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PIMCO Real Return            New 1/16/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PIMCO Total Return                                                                                    All
Bond Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Core             Name changed from JNL/Putnam Equity Fund effective 12/3/2007             All
Equity Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ PPM America High            Name changed from JNL/Salomon Brothers High Yield Bond Fund effective    All
Yield Bond Fund                  5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007, and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Mid-Cap          New 3/31/2008                                                            All
Value Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Small Cap        New 3/31/2008                                                            All
Value Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Value Equity     Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007       All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Red Rocks Listed             New 10/6/2008                                                            All
Private Equity Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined Moderate     New 1/16/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined              New 1/16/2007                                                            All
Moderate Growth
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined Growth       New 1/16/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P  Managed Growth Fund                                                                              All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Aggressive                                                                                All
Growth Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed                                                                                           All
Conservative Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed                                                                                           All
Moderate Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Moderate                                                                                  All
Growth Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement Income        New 1/17/2006                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2015          New 1/17/2006                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2020          New 1/17/2006                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2025          New 1/17/2006                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Competitive              New 12/3/2007                                                            All
Advantage Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Dividend Income &        New 12/3/2007                                                            All
Growth Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Intrinsic Value Fund     New 12/3/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Total Yield Fund         New 12/3/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P 4 Fund                   New 12/3/2007                                                            All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Balanced Fund                                                                                  All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Money Market Fund                                                                              All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Value Fund                                                                                     All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price                JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05.       All
Established Growth Fund          JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007.
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price Mid-Cap                                                                                 All
Growth Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price Value                                                                                   All
Fund
-------------------------------- ------------------------------------------------------------------------ -------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL GENERAL ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Five Year Fixed                                                                                All but Perspective A
                                                                                                          Series and Advisors II
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed One Year Fixed                                                                                 All but Advisors II
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Seven Year Fixed                                                                               All but Perspective A
                                                                                                          Series and Advisors II
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Three Year Fixed                                                                               All but Perspective A
                                                                                                          Series and Advisors II
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
12 Month DCA                                                                                              All
-------------------------------- ------------------------------------------------------------------------ -------------------------
-------------------------------- ------------------------------------------------------------------------ -------------------------
6 Month DCA                                                                                               All
-------------------------------- ------------------------------------------------------------------------ -------------------------


JNL NY ACE 2005 TREATY SCHEDULE B-2 AMENDMENT #10